UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

GLOBAL BRASS AND COPPER

HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)

(847) 240-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2015, Global Brass and Copper Holdings, Inc. (the “Company”) held its annual meeting of stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Election of directors	Shares Voted For	Shares Voted Against	Broker Non-Votes

Vicki L. Avril	15,814,880	18,172	2,124,660

Donald L. Marsh	15,814,950	18,101	2,124,660

John J. Wasz	15,695,202	138,235	2,124,660

Martin E. Welch, III	15,816,920	16,131	2,124,660

Ronald C. Whitaker	15,694,399	138,652	2,124,660

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

Ratification of appointment of independent registered public accounting firm	17,944,472	26,374	16,205

Advisory approval of the Company’s executive compensation	14,815,110	1,015,759	31,522	2,124,660

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Date: May 22, 2015	By:	/s/ Robert T. Micchelli
		Name:	Robert T. Micchelli
		Title:	Chief Financial Officer

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